
Innovators in the development
& commercialization of
INJECTABLE
COLLAGENASE

BioSpecifics
TECHNOLOGIES CORP.

February 2016

Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company’s strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to such statements, are “forward-looking statements”. The forward-looking statements include statements concerning, among other things, the projected receipt of lump sum payment of $8.25M from Endo Global Ventures (an affiliate of Endo International plc (“Endo”)) for ex-U.S. COGS by non-affiliates; the revenue growth opportunities emerging from a robust clinical development pipeline for XIAFLEX; the timing of the Company beginning the clinical program in uterine fibroids; the Company’s ability to bring new indications to early proof of concept, the timing of presenting such indications to Endo for potential opt-in, and Endo’s willingness to opt-in; the timing of Endo beginning a registration trial for Dupuytren’s nodules; the timing of the initiation of the Phase 2b trials in adhesive capsulitis and cellulite; the timing of reporting top-line results from the Phase 2 opt-in human lipoma study; the timing of the initiation of the uterine fibroid trial, the lateral hip fat trial and the plantar fibromatosis trial; the commercial progress and growth with certified physicians and new patients of XIAFLEX for the treatment of Peyronie’s disease; Endo’s interest in unlicensed indications, including uterine fibroids, human lipoma, capsular contracture of the breast, Dercum’s disease, knee arthrofibrosis, urethral strictures, hypertrophic scars and keloids; the projected receipt of payments from Endo, including, among others, sublicense income payments based on Endo’s partnerships; and the strength of the Company’s IP portfolio. In some cases, these statements can be identified by forward-looking words such as “expect,” “anticipate,” “potential,” “estimate,” “can,” “continue,” the negative or plural of these words, and other similar expressions. These forward-looking statements are predictions based on our current expectations and our projections about future events and various assumptions. There can be no assurance that we will realize our expectations or that our beliefs will prove correct. There are a number of important factors that could cause BioSpecifics’ actual results to differ materially from those indicated by such forward-looking statements, including the timing of regulatory filings and action; the ability of Endo and its partners, Asahi Kasei Pharma Corporation, Actelion Pharmaceuticals Ltd. and Swedish Orphan Biovitrum AB, to achieve their objectives for XIAFLEX in their applicable territories; the market for XIAFLEX in, and timing, initiation and outcome of clinical trials for, additional indications, which will determine the amount of milestone, royalty, mark-up on cost of goods sold, license and sublicense income that BioSpecifics may receive; the potential of XIAFLEX to be used in additional indications; Endo modifying its objectives or allocating resources other than to XIAFLEX; and other risk factors identified in BioSpecifics’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, its Annual Report on Form 10-K for the year ended December 31, 2014, and its Current Reports on Form 8-K filed with the Securities and Exchange Commission. All forward-looking statements included in this Report are made as of the date hereof, are expressly qualified in their entirety by the cautionary statements included in this Report and, except as may be required by law, we assume no obligation to update these forward-looking statements.

Company Overview (NASDAQ: BSTC)

Originator of collagenase based-therapies

Profitable biopharma company with lean corporate structure and stock buy-back program

Receives revenues from XIAFLEX® milestones, royalties on net sales, mark-up on COGS and sublicense income by partner Endo

$8.25M lump sum payment to be received for ex-U.S. COGS by non-affiliates

Future revenue growth opportunities from robust clinical development pipeline for XIAFLEX®

BioSpecifics developing XIAFLEX for medically necessary indications, clinical program in uterine fibroids to begin in 2H 2016

Unlocking Vast Potential of XIAFLEX®

- **XIAFLEX:** First-in-class, minimally invasive nonsurgical treatment for conditions caused by collagen accumulation with limited current treatment options
- BioSpecifics has positive clinical results in **12** indications
- **Drive R&D in new indications** to early proof-of-concept and present to partner Endo for potential opt-in
- Endo interested in **several new unlicensed indications** – uterine fibroids, human lipoma, capsular contracture of the breast, Dercum's disease, knee arthrofibrosis, urethral strictures, hypertrophic scars and keloids*
  - Endo focused on aesthetics indications for XIAFLEX pipeline

**Based on public statement made by Endo International plc*



Marketed XIAFLEX Indications:

First, Effective Nonsurgical Treatment Options

YTD Demand Growth of 44% Through 11/30/15

XIAFLEX® for Dupuytren's Contracture

Definition & Key Complications

- Collagen cord in hand causing one or more fingers to contract toward the palm
- Limits range of motion and impairs quality of life
- Affects up to 7% of adults in the U.S.

Pre-treatment:



Post-treatment:



Source: Endo International plc

Commercial Highlights for Dupuytren's Contracture

- ~6,400 demand vials in 3Q15 in U.S.
  - 14% year-over-year increase in demand vials
  - ~1.2 vials/patient
- First commercial sale in Japan in **Sept. 2015**
- Updated U.S. label including recurrence and retreatment data approved in **May 2015**
- E.U. label expansion approved in **November 2015**, following **October 2014** U.S. approval for treatment of two concurrent cords in same hand during one office visit
- Statistically significant results from Phase 2a study in Dupuytren's nodules
  - Nodules are far more prevalent than contractures
  - Endo to begin registration trial in mid-2016 following FDA meeting on 1/19/16
- Also approved in Canada and Australia

Source: Endo International plc and ClinicalTrials.gov

XIAFLEX® for Peyronie's Disease

Definition & Key Complications

- Inelastic collagen causing penile curvature; penis can bend at 90° angle during erection in severe cases
- Associated with increased pain, painful erections, palpable plaque, penile deformity and erectile dysfunction
- Potential loss of self-esteem and depression for patients and partners
- ~95K diagnosed patients per year in U.S.

Pre-treatment:



Post-treatment:



Subject 1106-7852 from Phase 3 IMPRESS trial

Mean reduction in penile curvature deformity for XIAFLEX® subjects in IMPRESS I trial was 38°

Source: Endo International plc

Commercial Highlights for Peyronie's Disease

- ~7,500 demand vials in 3Q15 in U.S.
  - 33% year-over-year growth in demand vials
  - ~4.5 vials/patient
- Continued commercial progress and growth with certified physicians and new patients
  - As of 3Q15 there were 2,325 certified physicians and 11,600 cumulative patients treated
- Approval in Switzerland in **October 2015**
- In **May 2015**:
  - The American Urological Association presented first ever treatment guidelines for PD, recommending the use of XIAFLEX® in combination with modeling in patients with stable disease
  - Positive data showing improvements in female sexual function presented by Endo at AUA Annual Meeting

Source: Endo International plc



XIAFLEX® Pipeline Indications

XIAFLEX® Pipeline Programs

Future Revenue-Generating Opportunities

Indication	Preclinical	Phase 1	Phase 2	Phase 3	Milestones
Cellulite endo					Phase 2b to initiate in 1Q16 following Dec. 15 FDA meeting
Adhesive Capsulitis endo					Phase 2b to initiate following 1Q16 FDA discussion
Human Lipoma					Phase 2 top-line results 1H16
Canine Lipoma endo					Endo has license for further development
Uterine Fibroids					Initiate trial in 2H16
Lateral Hip Fat endo					Initiate trial in 2016
Plantar Fibromatosis endo					Initiate trial in 2016

XIAFLEX® for Adhesive Capsulitis

Potential to be Only FDA Approved Nonsurgical Therapy



- Inflammation and thickening of shoulder capsule due to collagen
- Limits range of motion of shoulder
- Common available treatment options are often painful and can require anesthesia
- Long-term intensive physical therapy, corticosteroids, manipulation under anesthesia and /or arthroscopic release

Market Opportunity

- Affects 20 - 50 million people worldwide
- 300K cases diagnosed annually in the U.S.; 10% treated invasively
- Condition can last approximately 1 year to up to 3.5 years
- Estimated to occur in 20% of diabetics

Source: Endo International plc

Phase 2b Study Results of XIAFLEX®
in Adhesive Capsulitis/Frozen Shoulder Syndrome

- 321 patient double-blind, placebo-controlled study evaluating safety and efficacy in Stage 2 (frozen stage) unilateral idiopathic frozen shoulder
  - Primary endpoint: change in degrees from baseline to Day 95 follow-up in active forward flexion in affected shoulder compared to placebo
- Strong, similar drug effect for key measures including forward flexion, shoulder abduction, external and internal rotation across both Phase 2a and Phase 2b trials
  - Similar patient improvement in pain seen across both trials
- Increased and unexpectedly robust placebo effect in those patients who did not receive XIAFLEX® and only performed at-home exercises
- BioSpecifics-sponsored Phase 2 dose response study demonstrated statistical significance ($p=0.02$) in active elevation from baseline at highest dose


Phase 2a Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Exercise Only


Phase 2b Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Placebo with Exercise

Source: Endo International plc

XIAFLEX® for Cellulite

- Skin dimpling as a result of collagen fibrous septae, occurring mainly on the buttocks, lower limbs, and abdomen
- Affects 85-98% of women (est.) and rarely affects men

Phase 2a Study Design

- Randomized, double-blind multiple-dose Phase 2a study
- 150 women received up to three treatment sessions of drug or placebo according to randomization (5 high-dose (0.84mg): 5 mid (0.48mg): 5 low (0.06mg): 3 placebo)
- Only dimples treated on Day 1 were able to be retreated on Day 22 (Treatment Session 2) and Day 43 (Treatment Session 3) if, in the opinion of the investigator, the dimple continued to be evident

Source: Endo International plc

XIAFLEX® for Cellulite

Positive Top-line Data from Phase 2a Study

Top-line Data from Phase 2a Study:

- Mid and high level XIAFLEX® doses demonstrated statistically significant improvement in cellulite across all endpoints
- 68% of mid and high dose groups reported being "Satisfied" or "Very Satisfied" with treatment
- Well-tolerated by all dose groups with mild-to-moderate adverse events, primarily limited to local injection area



Day 1
Pre-Treatment



Day 73
30 Days Following Last Treatment

Source: Endo International plc

XIAFLEX® for Human Lipomas

Phase 2 Opt-In Study Managed by BioSpecifics

Definition	▪ Encapsulated deposits of benign fatty tumors; detected as bulges under the skin
Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Surgery not practical for patients with multiple lipomas
U.S. Market Opportunity	▪ Primary diagnosis in 575,000 patients in the U.S. annually ▪ 20% of patients have multiple lipomas
Top-Line Data from Phase 2 Opt-In Study Expected in 1H16	▪ Randomized, double-blind study of XIAFLEX® for lipoma in 18 patients with ≥ 2 benign lipomas of similar size ▪ Each patient acts as both treated and control group ▪ Primary endpoint: reduction in surface area of target lipomas, by caliper, 6 months post injection

Positive Phase 2 Clinical Trial Results

Open label, dose escalation Phase 2 trial

- Statistically significant ($p<0.0001$) reduction in primary endpoint of surface area of lipoma as measured by caliper, combining all patients
- Patients in highest dose group (75% of commercial dose) achieved best efficacy results with average of 67% reduction of lipoma visible surface area at 6 months post-treatment
  - 75% of these patients achieved reduction of 50% or more in lipoma visible surface area
- No SAEs reported during trial





XIAFLEX® for Lipomas in Canines

Potential to be Only Approved Nonsurgical Therapy

Key Complications	▪ Lipomas can seriously restrict motion in older dogs ▪ Surgery can be risky due to the use of general anesthesia - especially for older dogs
Market Opportunity	▪ 1.7M dogs affected in the U.S. annually ▪ ~1M lipomas excised per year
Chien-804 Trial Results	▪ Randomized, placebo-controlled Phase 2 Study ▪ Demonstrated benefit in secondary measures including pet owner satisfaction and post-treatment difference in mean surface area

XIAFLEX® for Uterine Fibroids

Clinical Trial to Begin in 2H16 Following Positive FDA Meeting in Late 2015

Definition & Key Complications	▪ Benign tumors in the reproductive tract that contain large amounts of collagen ▪ Cause pain, decreased fertility, pregnancy complications, miscarriage, heavy menstrual bleeding and frequent urination ▪ Primary indication for hysterectomy in U.S.
U.S. Market Opportunity	▪ ~200K hysterectomies and 30K myomectomies are performed annually to treat fibroids ▪ Estimated cost to economy is ~$34.4B annually
Encouraging Preclinical Data	▪ Highly purified collagenase can reduce stiffness of human uterine fibroid tissue in laboratory experiments ▪ Data presented at the Mechanotransduction in the Reproductive Tract conference in October 2014

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

XIAFLEX® for Lateral Hip Fat
Early Opt-In by Partner Endo

Definition & Complications

- Fat accumulation is common among woman particularly as they age
- Often very difficult to improve its appearance through exercise and diet alone
- Patients frequently avoid exercise and are unable to restrict their caloric intake
- In some cases, cyrolipolysis and liposuction are performed to remove the unsightly fat deposits



Source: Endo International plc

XIAFLEX® for Plantar Fibromatosis
Early Opt-In by Partner Endo

Definition & Complications

- Pain and disability caused by the thickening of the feet's deep connective tissue
- Formation of nodules or cords along tendons of the foot
- Patients often have Dupuytren's disease, Peyronie's disease and adhesive capsulitis
- Current treatments include orthotics and anti-inflammatory drugs in the early stages of the disease, steroid injections and surgery in advanced cases


© ACR

Source: Endo International plc

Endo Partnership for Development and Commercialization of XIAFLEX®

>$67.9M Received to Date	- $67.9M received in licensing, sublicensing, milestone, COGS, and royalty payments as of September 30, 2015 - Recently announced $8.25M lump sum payment to be received for ex-U.S. COGS by non-affiliates
Future Payments Due to BioSpecifics from Endo	- Low double digit royalties as % of net sales - Additional mark-up on COGS for U.S. and other countries in Endo territory - Modest milestones for additional indications and regulatory submissions and approval worldwide
Endo Opt-In Rights	- Right to opt-in for all indications, following an opt-in payment and potential future milestone, royalty and COGS payments made to BioSpecifics
Sublicense Income from Endo Partnerships	- Endo partnered with Sobi, Asahi Kasei and Actelion for Dupuytren's contracture and Peyronie's disease - BioSpecifics entitled to specified % of potential milestones payments that Endo receives from its sublicensees

Strong IP Portfolio

Long-term patent protection for XIAFLEX®

- **Dupuytren's Contracture**
  - Drug product composition patent until 2028
  - Biologic Exclusivity until 2022
- **Peyronie's Disease**
  - Orphan Drug protection in U.S. until 2020
  - Drug product composition patent until 2028
- **Patents and Patent Applications**
  - Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat Dupuytren's contracture, Peyronie's disease, removal of adipose tissue and frozen shoulder syndrome/adhesive capsulitis
  - Royalties through 2028

Consistently Profitable Annually

Financial Highlights

(unaudited)	For the nine months ended 09/30/15	For the nine months ended 09/30/14
Cash and equivalents, and investments	**$32,824,471**	**$21,961,252**
Income Statement		
Revenues	$16,611,268	$9,396,976
Other income	65,056	53,189
Costs and expenses	(6,062,469)	(5,296,263)
Provision for income taxes	(3,654,772)	(1,427,184)
Net income	**$6,959,083**	**$2,726,718**
Earnings per share:		
Basic	**$ 1.02**	**$ 0.42**
Diluted	**$ 0.96**	**$ 0.39**
Shares used in computation of earnings per share:		
Basic	**6,797,506**	**6,433,013**
Diluted	**7,259,338**	**7,039,225**

***6.9 million shares outstanding as of 9/30/15*

Anticipated Upcoming Pipeline Milestones

Human Lipomas*	☐ Phase 2 placebo-controlled opt-in trial top-line results in 1H16
Uterine Fibroids*	☐ Initiate clinical trial in 2H16 following FDA meeting in late 2015
Adhesive Capsulitis	☐ Initiate Phase 2b trial following 1Q16 FDA discussion
Cellulite	☐ Initiate Phase 2b trial in 1Q16 following Dec. 15, 2015 FDA meeting
Lateral Hip Fat & Plantar Fibromatosis	☐ Initiate clinical trials in 2016

* BioSpecifics-managed development programs


Innovators in the development
& commercialization of
INJECTABLE
COLLAGENASE

BioSpecifics
TECHNOLOGIES CORP.

February 2016